EXHIBIT 10.1

Execution Version

Sixth Amendment
to the
Credit Agreement

dated as of April 21, 2017
among
Energen Corporation,
as Borrower,
Wells Fargo Bank, National Association,
as Administrative Agent,
The Guarantor Signatory Hereto,
and
The Lenders Signatory Hereto

Sixth Amendment to
Credit Agreement
This Sixth Amendment to the Credit Agreement (this “Sixth Amendment”), dated as of April 21, 2017 (the “Sixth Amendment Effective Date”), is among Energen Corporation, a corporation formed under the laws of the State of Alabama (“Borrower”); the undersigned guarantor (the “Guarantor”, and together with Borrower, the “Credit Parties”); each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).
Recitals
A.    Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 2, 2014 (as heretofore amended, modified, supplemented or restated, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.
B.    The parties hereto desire to enter into this Sixth Amendment to amend the Credit Agreement as set forth herein.
C.    The Lenders party hereto also desire to complete the April 1, 2017 Scheduled Redetermination as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.

Section 2.Amendment to Section 2.07(e) of the Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Section 2.07(e) of the Credit Agreement is hereby amended, effective as of the Sixth Amendment Effective Date, by replacing the reference to “April 1, 2017” appearing in clause (y) of the third sentence of Section 2.07(e), with “October 1, 2017”.

Section 3.Borrowing Base Redetermination. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Administrative Agent and the Lenders hereby agree that for the period from and including the Sixth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be increased to $1,400,000,000 (the “April 2017 Redetermination”). Administrative Agent, the Lenders and Borrower agree that the foregoing constitutes the April 1, 2017 Scheduled Redetermination and

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that this Sixth Amendment shall constitute the New Borrowing Base Notice with respect to such Scheduled Redetermination. Notwithstanding the foregoing, the Borrowing Base may be subject to further redeterminations and adjustments from time to time pursuant to Section 2.07 or Section 8.12(c). The Aggregate Commitment shall remain equal to $1,050,000,000.

Section 4.Conditions Precedent. The effectiveness of this Sixth Amendment is subject to the following:

4.1    Administrative Agent shall have received counterparts of this Sixth Amendment from the Credit Parties and the Borrowing Base Increase Lenders
4.2    Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.
Administrative Agent shall notify Borrower and the Lenders of the effectiveness of this Sixth Amendment, and such notice shall be conclusive and binding.

Section 5.Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, the representations and warranties of Borrower and Guarantor set forth in each Loan Document are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such specified earlier date and (b) that as of the date hereof, no Default or Event of Default has occurred and is continuing or would result from this Sixth Amendment.

Section 6.Miscellaneous.

6.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Sixth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

6.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Sixth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party (in each case, as amended hereby), and (d) acknowledges

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and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Sixth Amendment.

6.3    Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4    No Oral Agreement. This written Sixth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

6.5    Governing Law. This Sixth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

6.6    Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.7    Loan Document. This Sixth Amendment shall constitute a “Loan Document” for all purposes under the other Loan Documents.
[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed effective as of the date first written above.
BORROWER:         ENERGEN CORPORATION

By:    /S/ CHARLES W. PORTER, JR.
Name:    Charles W. Porter, Jr.

Title:	Vice President, Chief Financial Officer and Treasurer

GUARANTOR:                ENERGEN RESOURCES CORPORATION

By:    /S/ CHARLES W. PORTER, JR.
Name:    Charles W. Porter, Jr.

Title:	Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and Lender

By:    /S/ COURTNEY KUBESCH
Name:    Courtney Kubesch
Title:    Director

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

SYNDICATION AGENT:	BANK OF AMERICA, N.A.,
as Syndication Agent and Lender

By:    /S/ RONALD E. MCKAIG
Name:    Ronald E. McKaig
Title:    Managing Director

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	COMPASS BANK,
as Co-Documentation Agent and Lender

By:    /S/ LES WERME
Name:    Les Werme
Title:    Executive Director

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A.,
as Co-Documentation Agent and Lender

By:    /S/ JO LINDA PAPADAKIS
Name:    Jo Linda Papadakis
Title:    Authorized Officer

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	REGIONS BANK,
as Co-Documentation Agent and Lender

By:    /S/ KAKALI BHATTACHARYA
Name:    Kakali Bhattacharya
Title:    Vice President

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

LENDERS:	MUFG UNION BANK, N.A.,
as Lender

By:    /S/ MARK OBERREUTER
Name:    Mark Oberreuter
Title:    Vice President

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

CIBC Inc.,
as Lender

By:    /S/ DARIA MAHONEY
Name:    Daria Mahoney
Title:    Authorized Signatory

By:    /S/ DONOVAN BROUSSARD
Name:    Donovan Broussard
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

MIZUHO BANK, LTD.,
as Lender

By:    /S/ LEON MO
Name:    Leon Mo
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:    /S/ JONATHAN LUCHANSKY
Name:    Jonathan Luchansky
Title:    Director

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:    /S/ JAMES D. WEINSTEIN
Name:    James D. Weinstein
Title:    Managing Director

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:    /S/ NICHOLAS T. HANFORD
Name:    Nicholas T. Hanford
Title:    Vice President

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

BRANCH BANKING AND TRUST COMPANY,
as Lender

By:    /S/ JAMES GIORDANO
Name:    James Giordano
Title:    Senior Vice President

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

BMO HARRIS BANK N. A.,
as Lender

By:    /S/ MATTHEW DAVIS
Name:    Matthew Davis
Title:    Vice President

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

DNB CAPITAL LLC,
as Lender

By:    /S/ BYRON COOLEY
Name:    Byron Cooley
Title:    Senior Vice President

By:    /S/ JAMES GRUBB
Name:    James Grubb
Title:    Vice President

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

ROYAL BANK OF CANADA,
as Lender

By:    /S/ KRISTAN SPIVEY
Name:    Kristan Spivey
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

THE TORONTO DOMINION (NEW YORK) LLC,
as Lender

By:    /S/ ANNIE DORVAL
Name:    Annie Dorval
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:    /S/ ROBERT HETU
Name:    Robert Hetu
Title:    Authorized Signatory

By:    /S/ SZYMON ORDYS
Name:    Szymon Ordys
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

BOKF, NA DBA BANK OF OKLAHOMA,
as Lender

By:    /S/ JOHN KRENGER
Name:    John Krenger
Title:    Vice President

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

SYNOVUS BANK,
as Lender

By:    /S/ JOSEPH B. KEENER
Name:    Joseph B. Keener
Title:    Senior Vice President

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

FIFTH THIRD BANK,
as Lender

By:    /S/ LARRY HAYES
Name:    Larry Hayes
Title:    Director

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

BARCLAYS BANK PLC,
as Lender

By:    /S/ JAKE LAM
Name:    Jake Lam
Title:    Assistant Vice President

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]

MORGAN STANLEY BANK, N. A.,
as Lender

By:    /S/ DMITRIY BARSKIY
Name:    Dmitriy Barskiy
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SIXTH AMENDMENT TO THE CREDIT AGREEMENT]
[ENERGEN CORPORATION]